Exhibit 99.6

              FIDELITY FEDERAL BANCORP NOMINEE HOLDER CERTIFICATION

         The undersigned, a bank, broker, trustee, depositary or other nominee holder of subscription rights ("Rights") to purchase shares of common stock ("Common Stock") of Fidelity Federal Bancorp (the "Company") pursuant to the Rights Offering described and provided for in the Company's prospectus dated July 12, 2002 (the "Prospectus"), hereby certifies to the Company that:

         (1) the undersigned has exercised the number of Rights specified below pursuant to the Basic Subscription Privilege (as described in the Prospectus) and pursuant to the Over-Subscription Privilege (as described in the Prospectus), on behalf of beneficial owners of Rights listing separately below each such exercised Basic Subscription Privilege and the corresponding Over-Subscription Privilege (without identifying any such beneficial owner); and

         (2) each such beneficial owner's Basic Subscription Privilege has been exercised in full if it is exercising its Over-Subscription Privilege.

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Number of Shares Owned on    Rights Exercised Pursuant to     Number of Shares Subscribed to
The Record Date              Basic Subscription Privilege     Pursuant to Over-Subscription Privilege
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
1.
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2.
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3.
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4.
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5.
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


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[Name of Bank, Broker, Trustee, Depositary or Other Nominee]

By:      ________________________
Name:    ________________________
Title:   ________________________